SUPPLEMENT DATED MARCH 20, 2014

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 25, 2014

Arden Alternative Strategies Fund

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus and Statement of Additional Information. Please retain this Supplement for future reference.

I.	Change in Expense Limitation

Effective April 1, 2014, the Expense Limitation is reduced from 2.50% to 1.99%.

II.	Addition of Sub-Adviser

The following paragraph is added to the Fund’s Prospectus and Statement of Additional Information.

Effective April 1, 2014, the Board has approved the retention of Whitebox Advisors LLC (“Whitebox”) as a sub-adviser to manage a portion of the Fund’s assets using Relative Value Strategies. Whitebox is located at 3033 Excelsior Boulevard, Suite 300, Minneapolis, MN 55416.